SUMMARY
PROSPECTUS
October 16, 2026

Tuttle Capital SPY Income and Hedge ETF

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, each dated October 16, 2026, as may be amended or supplemented, which contain more information about the Fund and its risks. The Fund’s prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.incomeblastetfs.com. You can also obtain this information at no cost by calling (833) 759-6110 or by sending an email request to mail@ccofva.com.

This summary prospectus describes Tuttle Capital SPY Income and Hedge ETF. Tuttle Capital SPY Income and Hedge ETF is authorized to offer one class of shares by this summary prospectus.

Fund	Ticker	Principal Listing Exchange
TUTTLE CAPITAL SPY INCOME AND HEDGE ETF	SPDH	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Tuttle Capital SPY Income and Hedge ETF
Investment Objective

The investment objective of the Tuttle Capital SPY Income and Hedge ETF (the "Fund") is to seek current income. The Fund’s secondary investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.95%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.95%
(1)Under the Investment Advisory Agreement, Tuttle Capital Management LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Tuttle Capital SPY Income and Hedge ETF	$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by maintaining exposure to the price return of the SPDR® S&P 500® ETF Trust (“SPY”) and/or options on the S&P 500® Index (collectively, the “Reference Asset”) and by implementing two separate options overlays: an income strategy using put credit spreads and a daily downside-hedging strategy using short-dated broken-strike put ratio backspreads. The Fund may obtain its long exposure by purchasing SPY directly or by purchasing and selling a combination of call and put options on the Reference Asset that is designed to provide synthetic long exposure. The Fund will invest at least 80% of

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Tuttle Capital SPY Income and Hedge ETF
its net assets (plus any borrowings for investment purposes) in SPY or in options contracts that utilize SPY or the S&P 500® Index as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

The Fund seeks to generate current income by selling put credit spreads on the Reference Asset. A put credit spread generally consists of selling a put option and purchasing a put option with the same expiration date and a lower strike price. The premium received from the sold put, less the premium paid for the purchased put, is the maximum potential profit of the spread. The spread’s maximum potential loss generally equals the difference between the two strike prices, less the net premium received. The Adviser will select the expirations, strike prices, widths and position sizes of the put credit spreads based on prevailing volatility, liquidity, market conditions and the Fund’s risk limits. The income strategy will not require the Fund to write call options over its long exposure and therefore will not directly cap the Fund’s participation in gains of the Reference Asset; however, losses on the put credit spreads may offset gains on the Fund’s long exposure and may reduce or eliminate income available for distribution.

The Fund’s long exposure may consist of direct investments in SPY and/or synthetic long positions. A synthetic long position generally consists of purchasing a call option and selling a put option on the same Reference Asset with substantially similar strike prices and expiration dates. The value of the Fund’s synthetic long exposure will rise and fall with the Reference Asset, subject to option pricing, financing, transaction costs and other factors. The written puts used to create synthetic long exposure are separate from the put credit spreads used to seek current income.

The Fund also intends to establish a short-dated downside hedge on each business day, generally during the afternoon, using options that expire on the next trading day. The hedge generally will be structured as a broken-strike put ratio backspread, sometimes referred to as a put ladder. In a representative structure, the Fund will sell one put at or near the current value of the Reference Asset, purchase one put at a somewhat lower strike price and purchase an additional put at a still-lower strike price. The Fund may use different strike relationships, quantities or expirations when the Adviser determines that doing so is appropriate. The hedge may be established for a net credit or a net debit.

The daily hedge is designed to provide increasing downside protection after the Reference Asset falls sufficiently below the lowest purchased-put strike. If the Reference Asset remains above the sold-put strike through expiration, the options may expire worthless and the Fund may retain any net credit received or lose any net debit paid. If the Reference Asset declines modestly and finishes between or near the option strikes, the hedge may incur a loss and may increase the Fund’s loss relative to holding the Reference Asset without the hedge. If the Reference Asset declines sufficiently below the lowest purchased-put strike, gains on the purchased puts are expected to increase and may offset a portion of additional losses on the Fund’s long exposure. The hedge is reset frequently and is designed principally for short, sharp declines; it may not protect against a gradual or multi-day decline, and there is no guarantee that it will limit the Fund’s losses to any specified amount.

In implementing its investment strategy, the Fund will use exchange-traded options contracts and/or Flexible Exchange® options (“FLEX Options”) that utilize SPY or the S&P 500® Index as the reference asset. The Fund will invest only in options contracts listed for trading on regulated U.S. exchanges. Exchange-traded options have standardized terms and are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are exchange-listed options with customizable terms, including strike price, expiration date, exercise style and settlement terms, and are also guaranteed for settlement by the OCC. Options on SPY generally are American-style and may be exercised before expiration, while certain options on the S&P 500® Index are European-style and may be exercised only at expiration. The Fund may close, roll, exercise or permit options to expire, and may use the shortest suitable available expiration if next-trading-day options are unavailable or insufficiently liquid. Because the Fund expects to purchase and sell options frequently, including on a daily basis for the hedging strategy, it will have high portfolio turnover and will incur significant transaction costs.

The Fund will also invest in short-term U.S. Treasury securities and money market funds. These positions will be used to earn additional yield on any cash not invested in options contracts.

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Tuttle Capital SPY Income and Hedge ETF
The Fund will seek to employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. There is no guarantee that any hedging strategy, including the purchase and sale of put options, will be effective.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The SPDR® S&P 500® ETF Trust is an exchange-traded fund that seeks to track the performance of the S&P 500® Index and provides exposure to large-cap U.S. equity securities across multiple industries. Information provided to or filed with the Securities and Exchange Commission can be located by reference to the Securities and Exchange Commission file number 33-46080 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding SPY and the S&P 500® Index may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

An investment in the Fund is not an investment in SPY or the S&P 500® Index, and Fund shareholders are not entitled to dividends paid by SPY or the component securities of the S&P 500® Index. The Fund’s investment strategy is not intended to track the performance of the Reference Asset, and the Fund’s performance will differ from that of the Reference Asset. Those differences will depend on, among other things, the value of the Reference Asset, the performance of the Fund’s put credit spreads and daily hedge, the cost and availability of options, transaction costs, and the return on U.S. Treasury securities and money market instruments held by the Fund. The Fund does not write call options as its principal income strategy, so its long exposure is not directly capped by a written-call strike; nevertheless, option losses and expenses may materially reduce the Fund’s participation in gains of the Reference Asset. There is no guarantee that suitable options will be available each day or that the Fund will achieve either investment objective.

The Fund will seek to provide weekly distributions. Such distributions are intended to include income generated from the Fund’s strategy but may also include a return of capital. There is no guarantee that the Fund will make a distribution in any given week. A return of capital is generally tax-free to a shareholder to the extent of the shareholder’s tax basis, which such tax-free return of capital reduces the shareholder’s tax basis in their shares of the Fund. Any return of capital in excess of the shareholder’s tax basis in the Fund’s shares will be taxed as capital gain.

The Fund has derived all disclosures contained in this document regarding SPY and the S&P 500® Index from publicly available documents. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SPY or the S&P 500® Index is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus that would affect the trading price of SPY or the level of the S&P 500® Index have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SPY or the S&P 500® Index could affect the value of the Fund’s investments with respect to the Reference Asset and therefore the value of the Fund.

Principal Risks

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the Reference Asset, anticipated volatility, interest rates, and national and international political and economic events.

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Tuttle Capital SPY Income and Hedge ETF
There may at times be an imperfect correlation between the movement in values of options and the Reference Asset. In addition, there may at times not be a liquid secondary market for certain options positions. The effective use of options depends on the Fund’s ability to terminate option positions at times deemed desirable. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Investing in the Fund is not equivalent to investing directly in the Reference Asset. Although the Fund’s principal income strategy does not write calls over the Fund’s long exposure, losses on put credit spreads, the daily hedge and other options positions may offset gains in the Reference Asset, increase losses during certain declines and cause the Fund to underperform the Reference Asset.

The trading of options is subject to transaction costs that may impact the Fund’s returns.

Short-Dated Options and Daily Hedge Risk. The Fund intends to use options with very short periods to expiration, including options that generally expire on the next trading day. Short-dated options are highly sensitive to changes in the price and implied volatility of the Reference Asset and may change in value rapidly. Small movements in the Reference Asset may result in significant gains or losses to the Fund.

The success of the daily hedge depends on the timing and price at which the Fund establishes, adjusts and closes the hedge. The hedge may not be in place during all market periods, suitable options may be unavailable or insufficiently liquid, and market movements may occur before the Fund establishes a new hedge or after an existing hedge has expired. The daily reset means that the hedge is designed primarily for a sharp decline over a short period and may provide little protection against a gradual decline composed of a series of smaller daily losses.

Because the Fund expects to enter the daily hedge late in the trading day and hold it through the next trading session, overnight gaps, early market closes, trading halts and rapid changes in liquidity may materially affect the hedge. The Fund may be unable to establish or close the intended positions at favorable prices, and the realized payoff may differ materially from the payoff expected at the time the hedge was established.

Short-dated options may have wide bid-ask spreads and limited market depth during periods of stress. High turnover, execution slippage, exercise and assignment, and repeated daily rebalancing may reduce returns and may prevent the Fund from obtaining the desired hedge exposure.

Put Credit Spread Risk. The Fund seeks income by selling put credit spreads. A put credit spread has a limited maximum profit equal to the net premium received and a limited maximum loss generally equal to the difference between the strike prices less that premium. If the Reference Asset declines below the strike price of the sold put, the spread will lose value; if the Reference Asset is at or below the purchased-put strike at expiration, the spread generally will realize its maximum loss.

Premium income from put credit spreads may be insufficient to offset losses on the spreads, losses on the Fund’s long exposure, hedging costs, transaction costs or Fund expenses. During a market decline, the Fund may incur losses simultaneously on its long exposure and its put credit spreads. Repeated losses on put credit spreads may reduce NAV even when the Fund continues to make distributions.

Put credit spreads do not directly cap the upside of the Fund’s long exposure, but they are separate risk positions and may materially reduce the Fund’s return. The Adviser may be unable to obtain sufficient premium at acceptable strike prices or may choose not to initiate a spread when market conditions are unfavorable, which could reduce the Fund’s income.

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Tuttle Capital SPY Income and Hedge ETF
Short Put and Assignment Risk. The Fund will write put options as part of its synthetic long exposure, income strategy and daily hedge. A written put creates an obligation to purchase or settle with respect to the Reference Asset at the strike price if the option is exercised or assigned. Although the Fund generally expects written puts used in spreads or hedges to be offset by purchased puts, the offset may be imperfect because the strikes, expirations or quantities may differ.

American-style options may be exercised before expiration, and assignment may occur at an unfavorable time. Exercise or assignment may create an unintended position in the Reference Asset, require cash or collateral, or force the Fund to close positions at disadvantageous prices. Purchased puts may not fully offset losses on written puts before expiration or under stressed market conditions.

Gamma, Volatility and Path-Dependency Risk. The Fund’s short-dated options may have significant gamma exposure, meaning their sensitivity to the Reference Asset may change rapidly as the Reference Asset moves. The value of the Fund’s options also may be highly sensitive to implied volatility, time remaining to expiration and the sequence of market movements.

As a result, the Fund’s NAV may experience substantial intraday and overnight volatility. A market path consisting of repeated modest declines may produce materially different and potentially worse results than a single large decline of the same cumulative magnitude.

Liquidity Risk. The market for options may be subject to periods of illiquidity. During such times, it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can make it difficult to find counterparties willing to transact at reasonable prices or sizes. Illiquid markets may cause losses, which could be significant.

Large or concentrated positions in options on the Reference Asset may be more difficult to liquidate and may increase losses incurred while attempting to do so.

FLEX Options Risk. FLEX Options are exchange-listed options contracts with customizable terms. Although FLEX Options are listed on an exchange, there is no guarantee that a liquid secondary trading market will exist. In the event that trading in FLEX Options is limited or absent, the value of the FLEX Options may decrease.

Prior to expiration, the value of FLEX Options may vary due to factors other than the value of the Reference Asset, including changes in interest rates, volatility, and supply and demand dynamics.

Active Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement its investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques applied by the Adviser. It is possible the investment techniques employed on behalf of the Fund will not produce the desired results.

Cash Redemption Risk. The Fund can redeem shares in-kind and/or in cash. To the extent that any part of a redemption is in cash or otherwise includes cash as part of its redemption proceeds, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the Fund redeemed shares in kind.

Distribution and Return of Capital Risk. The Fund seeks to provide current weekly income. There is no guarantee that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the

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Tuttle Capital SPY Income and Hedge ETF
return of your investment in the Fund. A return of capital that is generally tax-free to the extent of a shareholder’s tax basis in the Fund’s shares and reduces the shareholder’s tax basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares which will generate capital gain.

Early Close/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which Fund Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in Fund Shares are halted, investors may be temporarily unable to trade Fund Shares.

Equity Securities Risk. If the Reference Asset is an ETF that holds equity securities, equity securities may be more volatile than other asset classes, and their market prices may change quickly and without warning. The value of the equity securities held by the Reference Asset may decrease due to general market conditions or other factors unrelated to a particular issuer. A decline in the value of the equity securities underlying the Reference Asset will adversely affect the Fund.

Derivatives Risk. The use of derivative instruments (including options) involves risks different from, or possibly greater than, the risks associated with investing directly in securities. These risks include: (i) risk of mispricing or improper valuation; (ii) imperfect correlation between the derivative and the Reference Asset; (iii) liquidity risk; and (iv) leverage risk.

Derivative contracts may have embedded leverage, which can magnify gains and losses and amplify the effects of market volatility on the Fund’s NAV. The use of derivatives may require the Fund to liquidate portfolio positions at disadvantageous times to meet margin or collateral requirements.

Although exchange-traded options are guaranteed for settlement by the Options Clearing Corporation, the Fund remains subject to market, operational, and systemic risks associated with derivatives markets.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Put Ratio Backspread and Loss-Zone Risk. The Fund’s daily hedge generally will combine one written higher-strike put with two purchased lower-strike puts, which may have different strike prices. The structure is intended to become increasingly profitable after the Reference Asset declines sufficiently below the lowest purchased-put strike, but it has a region in which it may lose money.

If the Reference Asset declines modestly and finishes between or near the hedge strikes, the written put may lose more than the purchased puts gain. In that circumstance, the hedge may increase the Fund’s loss compared with an unhedged

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Tuttle Capital SPY Income and Hedge ETF
investment in the Reference Asset. The maximum-loss region and lower breakeven will vary from day to day based on the selected strikes and premiums.

If the Reference Asset declines below the lowest purchased-put strike, the hedge is expected to provide increasing protection, but the gains may not fully offset losses on the Fund’s long exposure, income spreads or other positions. The hedge may be established for a net debit, may expire worthless, or may be closed before it reaches its expected payoff.

The daily hedge resets frequently. Accordingly, a decline that occurs over several days may cause the Fund to establish each new hedge at progressively lower Reference Asset levels and may prevent the Fund from benefiting from the full cumulative decline. There is no assurance that the hedge will be effective or that it will limit losses to any specified percentage.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the Fund’s investments will decline because of changes in market interest rates. Changes in interest rates may affect the prices of options and the value of the Fund’s U.S. Treasury securities and money market instruments. The effect of a change in interest rates on any option position will depend on the option’s type, strike price, expiration date and other market conditions.

Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial, or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Because the Fund seeks exposure to the Reference Asset, the Fund’s performance is closely tied to the performance of the Reference Asset. A decline in the value of the Reference Asset will adversely affect the Fund’s NAV.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Transaction Cost Risk. The Fund will pay transaction costs, including commissions and bid-ask spreads, when it buys and sells options and other securities. Because the Fund expects to enter into and close options positions on a daily basis, it will incur high transaction costs. While turnover of options may not be reflected in traditional portfolio turnover metrics, the economic impact to the Fund may be similar to that of a fund with high portfolio turnover. These transaction costs may negatively affect the Fund’s performance and may result in higher taxable distributions.

U.S. Treasury Bills Risk. U.S. Treasury bills may differ from other debt securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury bills holdings to decline.

Volatility Risk. The Fund’s income from option premiums is influenced by the level of implied volatility of the Reference Asset. A decline in implied volatility may reduce the premiums the Fund is able to receive from writing options, which

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Tuttle Capital SPY Income and Hedge ETF
may adversely affect income. Conversely, increases in implied volatility may increase the value of options written by the Fund, potentially resulting in losses.

Changes in volatility may also affect the value and effectiveness of the Fund’s hedging positions.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act and may invest a greater percentage of its assets in a smaller number of issuers or instruments than a diversified fund. As a result, the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event affecting those issuers or instruments.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

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Tuttle Capital SPY Income and Hedge ETF
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance History

The Fund has not yet commenced operations and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (833) 759-6110.

Investment Adviser

Tuttle Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager

Matthew Tuttle, Chief Executive Officer of the Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically effected in cash, but the Fund reserves the right to accept in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe BZX Exchange, Inc.). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.incomeblastetfs.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS | October 16, 2026